UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2010

The GC Net Lease REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-159167

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2121 Rosecrans Avenue, Suite 3321 El Segundo, CA 90245

(Address of principal executive offices, including zip code)

(310) 606-5900

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Stockholders of The GC Net Lease REIT, Inc. (the "Registrant") held on June 29, 2010, the following directors were each elected to serve as a director until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified:
Director	Votes For	Votes Withheld
Kevin A. Shields	385,134	0
Gregory M. Cazel	385,134	0
Timothy J. Rohner	385,134	0

At the 2010 Annual Meeting, the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm was ratified by the following vote:
Ratification of Appointment of:	Votes For	Votes Against	Votes Abstained
Ernst & Young LLP	384,804	0	329

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GC NET LEASE REIT, INC.
Date: June 29, 2010	By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer